UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(IRS Employer Identification No.)

172 East Main Street, Georgetown, MA	01833-2107
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders.

On June 10, 2015, UFP Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on April 29, 2015 (the “Proxy Statement”).

Proposal No. 1. Election of Directors. The stockholders elected the two Class I nominees for director to serve until the Company’s 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Abstained	Broker Non-Vote
R. Jeffrey Bailly	5,495,905	163,521	—	742,342
Marc Kozin	4,948,345	711,081	—	742,342

Proposal No. 2. Advisory Vote on Executive Compensation. The stockholders approved a non-binding advisory resolution to approve executive compensation, as described in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
4,819,528	727,052	112,846	742,342

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2015, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
6,376,921	24,647	200	—

Item 7.01              Regulation FD Disclosure.

On June 16, 2015, the Company issued a press release announcing that its Board of Directors has authorized the repurchase of up to $10 million of the Company’s outstanding common stock.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 16, 2015 of UFP Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2015	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 16, 2015 of UFP Technologies, Inc.